SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2017

AEROCENTURY CORP.
(Exact name of Registrant as specified in its charter)

Delaware	94-3263974
(State of Incorporation)	(I.R.S. Employer Identification No.)

000-1036848
(Commission File Number)

1440 Chapin Avenue, Suite 310
Burlingame, CA 94010
(Address of principal executive offices including Zip Code)

650-340-1888
(Registrant's telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯ ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯⁯ ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯⁯ ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯⁯ ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under theExchange Act (17 CFR 240.13e-4(c)

Item 1.01  Entry into a Material Definitive Agreement

Beaumont Engine Exchange Transaction.
On March 22, 2017, AeroCentury Corp., the Company, entered into an Exchange Agreement (the "Exchange Agreement") with Lee G. Beaumont ("Beaumont"), a shareholder of the Company, whereunder the Company transferred title to an off-lease CF34-8E5 Engine owned by the Company to Beaumont, in exchange for 150,000 shares of Common Stock of the Company, which represent all of the shares held by Beaumont and his affiliates, and approximately 9.6% of the outstanding shares of the Company.  Pursuant to a Securities Purchase Agreement between Beaumont and the Company (the "Securities Purchase Agreement") entered into in conjunction with the Exchange Agreement, the Company and Mr. Beaumont agreed, among other things, that Mr. Beaumont and his affiliates would not acquire any securities of the Company for a period of five years from the date of the Securities Purchase Agreement and would refrain from taking certain other actions designed to influence or  assert control over the Company. The foregoing description of the Exchange Agreement and the Securities Purchase Agreement is qualified in its entirety by reference to the copy of the agreements filed as Exhibit 10.1 and 10.2, respectively, hereto.

Third Modification Agreement with Credit Facility Lenders
On March 22, 2017, AeroCentury Corp. entered into a Third Modification Agreement to the Second Amended and Restated Loan and Security Agreement (the "Modification") with MUFG Union Bank, N.A., as agent and lender ("MUFG") and the other lenders under its credit facility, California Bank and Trust, Umpqua Bank, and U.S. Bank National Association (collectively with MUFG, referred to as the "Lenders").  The Modification provided for the consent of the Lenders to (i) the inclusion of three recently acquired Embraer E-145EP aircraft in the collateral base under the Credit Facility and the advance rate under the facility applicable to such aircraft and (ii)  the Company's acquisition of the 150,000 shares stock held by Mr. Beaumont in the exchange transaction described in the preceding paragraph.  The foregoing description of the Modification is qualified in its entirety by reference to the copy of the Modification filed as Exhibit 10.3 hereto.

Item 9.01

  (d) Exhibits

    Exhibit No.     Document
     10.1      Exchange Agreement between Lee G. Beaumont and the Company, dated March 21, 2017
     10.2      Securities Purchase Agreement between Lee G. Beaumont and the Company, dated March 22, 2017
     10.3      Third Modification Agreement to Second Amended and Restated Loan and Security Agreement between the Company and MUFG Union Bank as Agent and                 lender ("MUFG") , California Bank and Trust, Umpqua Bank and U.S. Bank National Association, dated March 22, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  March 23, 2017

AEROCENTURY CORP.
By: /s/ Toni M. Perazzo
Toni M. Perazzo
S.V.P - Finance & Chief Financial Officer